UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

Hamlin High Dividend Equity Fund

Annual Report	December 31, 2014

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014
(Unaudited)

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-HHD-FUND; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014
(Unaudited)

Dear Shareholders:

Performance and Portfolio Changes

The Hamlin High Dividend Equity Fund increased in value over the last three months as the stock market advanced nearly 5% in the fourth quarter, capping a third consecutive strong year. Consumer confidence, retail sales and restaurant sales responded to lower gasoline prices in October and November. In late December, the Labor Department revised Q3 U.S. GDP growth up to 5%, fanning optimism that had been building with lower oil prices and a strong November payroll report. As generally expected in mid-December, the Federal Reserve (Fed) signaled the intent to raise interest rates in 2015. Stocks celebrated the removal of Fed policy uncertainty and Chairwoman Yellen’s intent to be “patient” when tightening. The Institutional Class Shares of our income-oriented Fund were up 4.26% in the quarter. The Institutional Class Shares returned 11.83% in 2014, exceeding the Lipper Equity Income Fund Index return of 10.67%. Although we lagged the benchmark S&P 500 Index’s 13.69% return for the year, please remember that we are not managing the Fund to track or beat the S&P 500 Index. We don’t select securities to align with any index’s sector weightings or holdings. We aim to construct a quality portfolio with high current income.

The largest sector contributors to performance this quarter were Consumer Discretionary, Consumer Staples, and Utilities. Energy, Materials and Health Care lagged the overall fund’s return. The largest individual stock performance contributors were Cracker Barrel Old Country Store, Six Flags Entertainment, Hospitality Properties Trust, Seagate Technology and FNB Corp. Baytex Energy Corp, Canadian Oil Sands, Vermilion Energy, Dow Chemical and Pearson PLC were the weakest performers. We added Maxim Integrated Products, and American Eagle Outfitters during the quarter, which offered an average yield of 3.9% at purchase. Meanwhile the S&P 500 Index yielded 2% annualized as of December 31, 2014. During the quarter, we sold Baytex Energy and Canadian Oil Sands.

Outlook

We still believe that stocks follow earnings. Should current S&P 500 Index estimates for 2015 prove accurate, earnings could grow about 7% over the next twelve months. We believe these estimates seem realistic: 4.5% nominal global GDP should provide a good back drop for mid-single digit corporate revenue growth, with mild operating leverage and share repurchase making up the difference. Price to Earnings (PE) multiples have risen more than one turn over the past year to

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014
(Unaudited)

16.3x next twelve months’ estimates — right at the average forward PE since 1960 when suppressing the high inflation years of 1973-1981. There is room for further PE expansion (forward PEs have averaged 17.5x since 1988) though we are reluctant to predict higher valuations as the Fed prepares to raise rates. Simply maintaining the current multiple on our 2016 S&P 500 estimate of $136 — well below the strategist consensus of $140.70 — implies a 7% advance to 2220. Dividend discount models remain supportive of further equity market gains as the historically low 34% S&P 500 pay-out ratio leaves room for another year of 8-10% dividend growth.1 A general aversion to bonds and a stronger dollar should support U.S. equity fund flows.

Despite the decent odds for another positive year, we plan to prepare for a rainy day as best we can. The age of the bull market, the flattening yield curve, a mid-5% unemployment rate, the risk that the diving oil price reflects contagious global recessionary trends, and the historical trend of PE compression during Fed rate hike cycles suggest that we are due for more than a 10% correction at some point over the next year. While ever mindful of the macro-economic investment climate, we spend most of our time on security-specific research. Recall that Hamlin stocks are picked with an aim to pay us a compensatory and growing cash return, and they should be managed by executives who demonstrate a commitment to increase future dividend payouts. We invest primarily in businesses with high current dividend yields, manageable debt loads, attractive returns on equity, and ample free cash flow-to-dividend coverage ratios. We still believe that miniscule money market interest rates are confounding income-hungry retirees. We think that aging Americans and their investment advisors will favor the very same high-income stocks that we are purchasing for the mutual fund, particularly given the sector’s potential tax advantage.

Yours truly,

Hamlin Capital Management, LLC

1	We estimate that the S&P 500 Index dividend will grow to $44.50/share run-rate (the most recent dividend payment annualized or indicated yield) in 4Q 2015, a credible 8% jump from the current indicated $41.18/share. Should the market retain its 2% current and 10-year average dividend yield, the S&P 500 would trade at 2225. If dividend growth slows from 10% in 2014 to 8.5% in 2015, the S&P 500’s full year dividend will be $42.79/share.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014
(Unaudited)

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Mutual fund investing involves risk, including possible loss of principal. A company may reduce or eliminate its dividend, causing losses to the fund. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

Definition of the Comparative Index

Lipper Equity Income Fund Index seeks relatively high current income and growth of income by investing at least 65% of the portfolio in dividend-paying equity securities.

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014
(Unaudited)

GROWTH OF A $10,000 INVESTMENT

	AVERAGE ANNUAL RETURN TOTAL FOR YEAR ENDED DECEMBER 31, 2014*
	One Year Return	Annualized Inception to Date**
Institutional Shares	11.83%	17.05%
Investor Shares	11.25%	16.48%
S&P 500 Index	13.69%	17.27%

  *If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

**The Fund commenced operations on March 30, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.5%

	Shares	Value
CONSUMER DISCRETIONARY — 20.3%
American Eagle Outfitters	450,000	$6,246,000
Buckle	158,079	8,302,309
Cinemark Holdings	255,610	9,094,604
Cracker Barrel Old Country Store	31,095	4,376,932
Leggett & Platt	97,005	4,133,383
National CineMedia	206,705	2,970,351
Pearson ADR	639,545	11,799,605
Regal Entertainment Group, Cl A	447,411	9,556,699
Six Flags Entertainment	245,290	10,584,264
Thomson Reuters	282,450	11,394,033

		78,458,180

CONSUMER STAPLES — 1.1%
Kraft Foods Group	66,170	4,146,212

ENERGY — 4.8%
Dorchester Minerals LP (A)	181,904	4,644,009
Vermilion Energy	286,214	14,027,348

		18,671,357

FINANCIALS — 8.4%
Federated Investors, Cl B	223,865	7,371,874
FNB	963,759	12,837,270

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
People’s United Financial	808,460	$12,272,423

		32,481,567

HEALTH CARE — 7.1%
AbbVie	154,725	10,125,204
GlaxoSmithKline ADR	264,846	11,319,518
Merck	102,800	5,838,012

		27,282,734

INDUSTRIALS — 3.3%
Eaton	187,455	12,739,442

INFORMATION TECHNOLOGY — 11.0%
Cisco Systems	376,045	10,459,692
Intel	321,980	11,684,654
Maxim Integrated Products	212,165	6,761,699
Microchip Technology	159,040	7,174,294
Seagate Technology	92,470	6,149,255

		42,229,594

MATERIALS — 12.3%
Dow Chemical	289,780	13,216,866
Nucor	178,305	8,745,860
Potash Corp of Saskatchewan	363,315	12,832,286
Sonoco Products	289,380	12,645,906

		47,440,918

REAL ESTATE INVESTMENT TRUST — 17.3%
Corrections Corp of America	338,300	12,293,822
Hospitality Properties Trust	412,055	12,773,705
Lamar Advertising, Cl A	194,630	10,439,953
Outfront Media	385,343	10,342,604
Plum Creek Timber	197,055	8,431,984
Ryman Hospitality Properties	235,580	12,424,489

		66,706,557

TELECOMMUNICATION SERVICES — 8.8%
AT&T	402,260	13,511,913
BCE	264,920	12,149,231
Vodafone Group ADR	245,340	8,383,268

		34,044,412

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

COMMON STOCK — continued

	Shares	Value
UTILITIES — 2.1%
Public Service Enterprise Group	194,675	$8,061,492

TOTAL COMMON STOCK (Cost $333,817,200)		372,262,465

SHORT-TERM INVESTMENT (B) — 3.2%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (Cost $12,137,011)	12,137,011	12,137,011

TOTAL INVESTMENTS — 99.7% (Cost $345,954,211)		$384,399,476

Percentages are based on Net Assets of $385,744,201.
(A)	Securities considered Master Limited Partnership. At December 31, 2014, these securities amounted to $4,644,009 or 1.2% of net assets.
(B)	The reporting rate is the 7-day effective yield as of December 31, 2014.
ADR	American Depositary Receipt
Cl	Class
LP	Limited Partnership

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $345,954,211)	$384,399,476
Cash	446,259
Receivable for Capital Shares Sold	1,402,892
Dividends Receivable	1,060,859
Reclaim receivable	54,621
Prepaid Expenses	9,967

Total Assets	387,374,074

Liabilities:
Payable for Capital Shares Redeemed	1,206,521
Payable due to Adviser	264,761
Shareholder Servicing Fees Payable	40,526
Payable due to Administrator	40,040
Distribution Fees Payable	4,278
Chief Compliance Officer Fees Payable	2,213
Payable due to Trustees	227
Other Accrued Expenses and Other Payables	71,307

Total Liabilities	1,629,873

Net Assets	$385,744,201

Net Assets Consist of:
Paid-in Capital	$350,424,015
Accumulated Net Realized Gain (Loss) on Investments	(3,125,079)
Net Unrealized Appreciation (Depreciation) on Investments	38,445,265

Net Assets	$385,744,201

Net Asset Value and Offering Price Per Share Institutional Class Shares ($367,848,774 ÷ 18,046,627 shares)	$20.38

Net Asset Value and Offering Price Per Share Investor Class Shares ($17,895,427 ÷ 877,050 shares)	$20.40

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
FOR THE YEAR ENDED
DECEMBER 31, 2014

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$13,333,076
Less: Foreign Taxes Withheld	(303,579)

Total Investment Income	13,029,497

Expenses:
Investment Advisory Fees	3,118,696
Administration Fees	374,246
Shareholder Servicing Fees (Investor Class Shares)	59,316
Distribution Fees (Investor Class Shares)	59,316
Trustees’ Fees	11,769
Chief Compliance Officer Fees	7,788
Transfer Agent Fees	88,799
Registration and Filing Fees	49,560
Legal Fees	31,000
Printing Fees	28,000
Audit Fees	22,486
Custodian Fees	12,464
Other Expenses	10,356

Total Expenses	3,873,796

Less:
Waiver of Investment Advisory Fees	(636,412)
Fees Paid Indirectly (See Note 4)	(125)

Net Expenses	3,237,259

Net Investment Income	9,792,238

Net Realized Gain (Loss) on Investments	12,263,924
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,507,561

Net Realized and Unrealized Gain (Loss) on Investments	23,771,485

Net Increase in Net Assets Resulting from Operations	$33,563,723

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations:
Net Investment Income	$9,792,238	$3,791,866
Net Realized Gain (Loss) on Investments	12,263,924	6,282,763
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,507,561	25,632,757

Net Increase in Net Assets Resulting From Operations	33,563,723	35,707,386

Dividends and Distributions:
Dividends from Net Investment Income:
Institutional Class Shares	(8,997,181)	(3,217,932)
Investor Class Shares	(434,303)	(264,068)
Distributions from Net Realized Gains:
Institutional Class Shares	(16,678,952)	(4,381,167)
Investor Class Shares	(818,069)	(451,308)

Total Dividends and Distributions	(26,928,505)	(8,314,475)

Capital Share Transactions:(1)
Institutional Class Shares:
Issued	200,206,127	128,789,836
Reinvestment of Distributions	21,732,678	6,554,007
Redemption Fees — Note 2	—	1,881
Redeemed	(51,919,809)	(22,670,797)

Increase in Net Assets From Institutional Class Shares Transactions	170,018,996	112,674,927

Investor Class Shares:
Issued	15,413,193	10,388,276
Reinvestment of Distributions	1,252,368	704,358
Redeemed	(20,264,555)	(2,646,193)

Increase (Decrease) in Net Assets From Investor Class Shares Transactions	(3,598,994)	8,446,441

Net Increase in Net Assets From Share Transactions	166,420,002	121,121,368

Total Increase in Net Assets	173,055,220	148,514,279

Net Assets:
Beginning of Year	212,688,981	64,174,702

End of Year (including undistributed net investment income of $— and $—, respectively)	$385,744,201	$212,688,981

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

     Amount designated as “—” is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012‡
Institutional Class Shares
Net Asset Value, Beginning of Period	$19.57	$15.40	$15.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.67	0.55	0.41
Net Realized and Unrealized Gain	1.66	4.48	0.16

Total from Investment Operations	2.33	5.03	0.57

Dividends and Distributions:
Net Investment Income	(0.55)	(0.39)	(0.17)
Net Realized Gains	(0.97)	(0.47)	—

Total Dividends and Distributions	(1.52)	(0.86)	(0.17)

Redemption Fees*	—	0.00 (1)	0.00	(1)

Net Asset Value, End of Period	$20.38	$19.57	$15.40

Total Return†	11.83%	32.89%	3.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$367,849	$192,784	$55,537
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00	%††
Ratio of Expenses to Average Net Assets (excluding Waivers and Reimbursements)	1.20%	1.31%	2.69	%††
Ratio of Net Investment Income to Average Net Assets	3.20%	2.80%	3.58	%††
Portfolio Turnover Rate	40%	35%	32	%^

*	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.

^	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	Amount represents less than $0.01 per share.

‡	Commenced operations on March 30, 2012.

     Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012‡
Investor Class Shares
Net Asset Value, Beginning of Period	$19.53	$15.38	$15.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.51	0.46	0.37
Net Realized and Unrealized Gain	1.70	4.47	0.14

Total from Investment Operations	2.21	4.93	0.51

Dividends and Distributions:
Net Investment Income	(0.37)	(0.31)	(0.13)
Net Realized Gains	(0.97)	(0.47)	—

Total Dividends and Distributions	(1.34)	(0.78)	(0.13)

Redemption Fees*	—	—	—

Net Asset Value, End of Period	$20.40	$19.53	$15.38

Total Return†	11.25%	32.24%	3.45%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$17,895	$19,905	$8,637
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.70%	1.81%	3.19	%††
Ratio of Net Investment Income to Average Net Assets	2.46%	2.30%	3.21	%††
Portfolio Turnover Rate	40%	35%	32	%^

*	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.

^	Portfolio turnover rate is for the period indicated and has not been annualized.

‡	Commenced operations on March 30, 2012.

      Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

NOTES TO FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the Hamlin High Dividend Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek high current income and long-term capital gain. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2014, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of December 31, 2014, all of the Fund’s investments were Level 1. For details of the investment classification, reference the Schedule of Investments. For the year ended December 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2014, there were no Level 3 securities.

For the year ended December 31, 2014, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income semi-annually. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 7 days. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital. For the year ended December 31, 2014, the Fund did not have any redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2014, the Fund was charged $374,246, for these services.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. For the year ended December 31, 2014, the Fund’s Investor Class Shares incurred $59,316 of distribution fees, an effective rate of 0.25%.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended December 31, 2014, the Fund’s Investor Class Shares incurred $59,316 of shareholder servicing fees, an effective rate of 0.25%.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) serves as Custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended December 31, 2014, the Fund earned cash management credits of $125, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Hamlin Capital Management, LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Class Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund’s Institutional Class Shares’ average daily net assets until April 30, 2015. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Investor Class Shares’ total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund’s Investor Class Shares’ average daily net assets until April 30, 2015. This Agreement

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2014. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 1.00% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

As of December 31, 2014, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period		Subject to Repayment until December 31:	Amount
3/30/2012-12/31/2012	*	2015	$290,742
1/1/2013-12/31/2013		2016	426,797
1/1/2014-12/31/2014		2017	636,412

			$1,353,951

*	Commenced operations on March 30, 2012.

6.	Share Transactions:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Share Transactions:
Institutional Class Shares
Issued	9,645,668	7,136,818
Reinvestment of Distributions	1,039,895	344,554
Redeemed	(2,488,726)	(1,237,214)

Net Institutional Class Shares Capital Share Transactions	8,196,837	6,244,158

Investor Class Shares
Issued	758,180	571,225
Reinvestment of Distributions	59,825	37,116
Redeemed	(960,093)	(150,683)

Net Investor Class Shares Capital Share Transactions	(142,088)	457,658

Net Increase in Shares Outstanding	8,054,749	6,701,816

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

7.	Investment Transactions:

For the year ended December 31, 2014, the Fund made purchases of $267,215,788 and sales of $118,177,541 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences are primarily attributable to investments in MLPs and reclass of fund level distributions:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
$(360,754)	$370,156	$(9,402)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the year ended December 31, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2014	$14,002,743	$12,925,762	$26,928,505
2013	7,211,776	1,102,699	8,314,475

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$104,068
Undistributed Long-Term Capital Gains	174,567
Post-October Losses	(3,661,505)
Unrealized Appreciation	38,703,056

Total Distributable Earnings	$35,320,186

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

Post-October losses represent losses realized on investment transactions from November 1, 2014 through December 31, 2014 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. There are no capital loss carryforwards under the new provision in the current year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at December 31, 2014, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$345,696,420	$45,859,767	$(7,156,711)	$38,703,056

9.	Concentration of Risks:

The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Other:

At December 31, 2014, 54% of Institutional Class Shares total shares outstanding were held by two record shareholders and 87% of Investor Class Shares total shares outstanding were also held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Hamlin High Dividend Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hamlin High Dividend Equity Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 30, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hamlin High Dividend Equity Fund (one of the series constituting The Advisors’ Inner Circle Fund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period from March 30, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 27, 2015

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited) – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Hamlin High Dividend Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$997.70	1.00%	$5.04
Investor Class Shares	1,000.00	995.10	1.50	7.52

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.16	1.00%	$5.09
Investor Class Shares	1,000.00	1,017.67	1.50	7.60

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

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THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor EQUUS. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and / or its affiliates
4	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-443-3863. The following chart lists Trustees and Officers as of December 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL- RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3](continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 33 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 18, 2014 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2014

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2014, the Portfolio is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short Term Capital Gain Dividends(5)
48.00%	52.00%	100.00%	70.33%	94.67%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund-Hamlin High Dividend Equity Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2014. Complete information will be computed and reported with your 2014 Form 1099-DIV.

Hamlin High Dividend Equity Fund

PO Box 219009

Kansas City, MO 64121-9009

1-855-HHD-FUND

Adviser:

Hamlin Capital Management, LLC

640 Fifth Avenue, 6th Floor

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

HCM-AR-001-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last fiscal year was as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$46,350	$0	$0	$23,500	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$494,996	$0	$0	$0
(d)	All Other Fees	$0	$0	$220,628	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$22,030	$0	$0	$21,500	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2014
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$34,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0
(c)	Tax Fees	$0	$0	$0
(d)	All Other Fees	$0	$0	$0

(e)(1) All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows (PwC):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows (E&Y):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows (BBD):

2014
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year was $0.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie President

Date: March 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie President

Date: March 10, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman,
Treasurer, Controller & CFO

Date: March 10, 2015

*	Print the name and title of each signing officer under his or her signature.